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                                                                    EXHIBIT 99.2


                                  OUR COMPANY

     We are a Delaware corporation incorporated in 1945. In January 2001, we became an indirect wholly owned subsidiary of El Paso through the merger of an El Paso subsidiary with El Paso CGP Company (formerly The Coastal Corporation ("Coastal")). We are involved in the transportation, storage and gathering of natural gas. Our two interconnected, large-diameter pipeline systems transport natural gas from natural gas producing fields in Louisiana, Oklahoma, Texas and the Gulf of Mexico to markets in the midwestern and northeastern regions of the U.S., including the metropolitan areas of Chicago, Detroit and Milwaukee.

     Our system consists of approximately 10,600 miles of pipeline with a design capacity of approximately 6,394 million cubic feet per day ("MMcf/d"). During 2001, 2000 and 1999, our average throughput was 3,776 billion British thermal units per day ("BBtu/d"), 3,807 BBtu/d and 3,515 BBtu/d, respectively. As of September 30, 2002, we owned or contracted for approximately 207 billion cubic feet ("Bcf") of underground natural gas storage capacity which included the contracted rights for 81 Bcf of natural gas storage capacity, of which 46 Bcf was provided by Blue Lake Gas Storage Company and 35 Bcf was provided by ANR Storage Company, both of which are our affiliates. The maximum daily delivery capacity of our underground natural gas storage is 3 Bcf.

     Under our tariff, which is governed by the Federal Energy Regulatory Commission ("FERC"), shippers pay us on the basis of stated rates for transportation, storage and related services ("Transportation Services") which are at times discounted from the FERC-approved tariff rate to be competitive. Approximately 93% of our revenue is attributable to a capacity reservation or a demand charge paid by firm customers. These firm customers are obligated to pay a monthly demand charge, regardless of the amount of natural gas they transport or store, for the term of their contracts. The remaining 7% of our Transportation Services revenue is attributable to charges based on the volumes of gas actually transported or stored on our pipeline system. As of September 30, 2002, our pipeline capacity was contractually committed to more than 100 firm shippers through dates ranging from one month to 22 years with contracted capacity (including shorthauls and backhauls) ranging from 5.2 Bcf/day as of September 1, 2002, to 4.2 Bcf/day as of November 1, 2005. The weighted average contract life of our capacity was approximately 4 years as of September 30, 2002. We do not own most of the natural gas that we transport or store and accordingly do not assume natural gas commodity price risk related to such gas.

     Our pipeline system connects with multiple pipelines that provide our shippers with access to diverse sources of supply and various natural gas markets served by these pipelines. Our pipeline system interconnects in our market area with a number of other pipelines including Alliance Pipeline L.P., Vector Pipeline L.P., Guardian Pipeline LLC, Viking Gas Transmission Company, Midwestern Gas Transmission, Natural Gas Pipeline Company of America, Northern Border Pipeline Company, Great Lakes Gas Transmission Limited Partnership, and Northern Natural Gas Company. We serve shippers with diverse operating profiles including local distribution companies ("LDCs"), producers, marketers, interstate pipelines and end users.


                             OBJECTIVE AND STRATEGY

    Our objective is to be a leading natural gas transporter to the midwestern United States while generating consistent returns. Our strategy involves (i) providing safe, reliable delivery of natural gas, (ii) building strong customer relationships by delivering value to our customers, and (iii) remaining a low-cost provider of transportation services between natural gas basins in Texas, Oklahoma and the Gulf of Mexico and our principal destination markets in Wisconsin, Michigan, Illinois, Indiana and Ohio.

     Our ability to reliably deliver gas is an important factor in our strategy. We endeavor to achieve safe and reliable operating standards by reinvesting a portion of the cash flows that we generate in maintenance and expansion projects that enhance our delivery capabilities, and by providing storage capacity on our system in order to efficiently handle seasonal and peak capacity demands that are typical of natural gas consumption in the midwestern United States.

     In addition, we endeavor to build and strengthen our relationships with customers. To effect this element of our strategy, we provide FERC-approved value-enhancing services, such as "park and loan" services for shippers, customized delivery pressure levels at the customers' inlet and flexible market area storage services, all of which are designed to add value to our customers.

     We are dedicated to maintaining effective cost controls in order to maximize our return on capital. Controlling costs improves our ability to renew expiring contracts or remarket that capacity while mitigating the effect of any rate reductions.

                                THE TRANSACTION

     Concurrent with this offering, American Natural Resources Company, our parent ("ANRC"), will contribute to us the common stock of its wholly owned subsidiary El Paso Great Lakes, Inc. ("EPGL") (the "Transaction"). The closing of this Transaction is conditioned upon the closing of this offering. EPGL's principal asset consists of its effective 50% ownership interest in Great Lakes Gas Transmission Limited Partnership, a Delaware limited partnership ("Great Lakes").

                                  GREAT LAKES

     Great Lakes owns and operates an interstate natural gas pipeline system transporting natural gas for delivery to customers in the midwestern and northeastern United States and Canada. The Great Lakes system, which extends from the Minnesota-Manitoba border at Emerson, Minnesota, and passes through Minnesota, Wisconsin and Michigan to points on the international border near St. Clair, Michigan, has a total design capacity of 2,895 MMcf/d. The Great Lakes system was originally placed into service in 1967 and consists of 2,115 miles of dual, high-pressure pipelines. Great Lakes has strategic interconnections including three interstate pipelines and multiple LDCs and power plants. During 2002 and 2001, average throughput on the Great Lakes system was approximately 2,378 BBtu/d and 2,224 BBtu/d, respectively. TransCanada PipeLines Ltd., through one of its subsidiaries, and El Paso, through one of its indirect subsidiaries, each own an effective 50% partner interest in Great Lakes. TransCanada also has long-term firm transportation contracts that run through October 2005 to transport 1,365 MMcf/d of natural gas on the Great Lakes system. Revenues from this contract accounted for approximately 59% of the aggregate transportation revenues of Great Lakes during 2002.

     As of December 31, 2002, Great Lakes had assets totaling over $1.2 billion. Great Lakes' transportation revenues were approximately $277.5 million and $276.9 million in 2002 and 2001, respectively. Great Lakes made aggregate cash distributions to EPGL of approximately $48 million and $47 million during the year ended December 31, 2002 and 2001, respectively.

                                 RECENT EVENTS

     Prior to the consummation of this offering, EPGL and ANR Pipeline will declare a distribution of intercompany receivables of approximately $128 million and $400 million, respectively, to subsidiaries of El Paso.


                              OWNERSHIP STRUCTURE


     Following this offering and the Transaction described above under the caption "The Transaction," the ownership structure of ANR Pipeline Company and Great Lakes will be as set forth below:

                    (ANR PIPELINE OWNERSHIP STRUCTURE CHART)

              -------------------------------
              |                             |
              |  El Paso Corporation        |
              |                             |
              -------------------------------
                             |
                             |
                             |

              -------------------------------
              |                             |
              |  El Paso CGP Company        |
              |                             |
              -------------------------------
                             |
                             |
                             |

              -------------------------------
              |  El Paso CNG                |
              |  Company LLC                |
              |                             |
              -------------------------------
                             |
                             |
                             |

              -------------------------------
              |   American Natural          |
              |  Resources Company          |
              |                             |
              -------------------------------
                             |
                             |
                             |

              -------------------------------
              |                             |
              |  ANR Pipeline Company       |
              |                             |
              -------------------------------
                             |
                             |
                             |

              -------------------------------
              |                             |
              |  El Paso Great Lakes, Inc.  |
              |                             |
              -------------------------------
                             |      |
                             |      |            -------------------------
                             |      |            |                        |
                             |      | 50%        |   TransCanada          |
                             |      |            |  PipeLines Ltd.        |
              ----------------      |            -------------------------
              |                     |                 |         |
              |            ----------------           |         |
              |           | Great Lake Gas |      50% |         |
              |           | Transmission   |----------|         |
              |           |   Company      |                    |
              |            ----------------                     |
              |                   |                             |
     45.74%   |                   |                             |
     General  |                   |                             |
     Partner  |           8.52%   |                     45.75%  |
              |           Limited |                    General  |
              |           Partner |                    Partner  |
              |                   |                             |
              |                   |                             |
            ---------------------------------                   |
            |  Great Lakes Gas Transmission |-------------------|
            |     Limited Partnership       |
            ---------------------------------